UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
_______________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2025
_______________
ALT5 Sigma Corporation
(Exact Name of Registrant as Specified in Charter)
_______________

Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 702-997-5968

_______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALTS	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.
Mswipe
On May 13, 2025, ALT5 Sigma Corporation (the “Company” or “ALT5”) disclosed in Note 20 to its unaudited condensed consolidated financial statements filed in its Quarterly Report on Form 10-Q (the "10-Q") that, effective on May 9, 2025, ALT5 and its indirect, wholly-owned second tier Canadian subsidiary entered into an agreement to purchase all of the outstanding capital stock of an entity that, through its subsidiaries, offers multi-currency, fiat- and crypto-enabled payment card services. The business trades under the name Mswipe. Through a suite of physical and virtual cards that are available on both the Visa® and Mastercard® networks, the acquired operations enable users seamlessly to spend traditional and digital currencies across the globe. The acquired platform is built with robust compliance frameworks, advanced security protocols, and real-time exchange capabilities, which allow for fast, secure, and borderless transactions. This is a B2B solution, which, when combined with our current solutions, bridges the gap between the crypto economy and traditional financial systems—while ensuring regulatory alignment, interoperability with existing payment networks, and a seamless user experience for institutional partners and their end-users.
The purchase price for this transaction consisted of our (i) issuing one million restricted shares of our common stock to the three sellers, valued at the Historical NOCP on May 9, 2025 of $6.10, (ii) granting five hundred thousand four-year common stock warrants to the three sellers, with a per-share exercise price of $5.50 (which was the approximate market price at the time that we reached an agreement in principal for this transaction), (iii) issuing shares to two of the sellers in “Alyea Therapeutics Corporation,” our biotech business that we are in process of separating from our core business, which shares we valued at $4.8 million, and (iv) issuing two 14-month straight promissory notes in the aggregate initial principal balance of approximately one million dollars with an interest rate at the AFR for quarterly compounded notes of 3.99% per annum and all principal and interest due at the maturity date. We also are acknowledging an equivalent 14-month term straight promissory note at the acquired company level that pre-dated our acquisition. The principal balance as of May 9, 2025 was approximately $5.1 million and the interest was reset to match that of the two notes that we issued. We also granted the sellers the right to one earn-out payment in the amount of $20 million (payable in cash or unregistered shares of our common stock) right if the Operating Subsidiaries generate a minimum of $15 million in annualized or actual total revenue from the assets owned by the Operating subsidiaries at May 9, 2025. Please see Exhibit 10.120 for the specific calculation modalities of the earn-out payments. None of the shares of our common stock, the shares underlying the common stock purchase warrants, and the shares of common stock of Alyea has any registration or equivalent rights.
The foregoing brief summary description of certain terms and provisions of (i) the purchase of the business that trades under the name Mswipe and the related covenant against competition do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Securities Purchase Agreement by and among ALT5 Sigma Corporation, ALT 5 Sigma, Inc., and the selling parties and related interest holders signatory thereto, in respect of the “Mswipe transaction”, dated May 9, 2025, and the form of Covenant Against Competition Agreement, a copy of each of which was filed as an exhibit to the 10-Q and is filed herewith as Exhibit 10.120 and Exhibit 10.125, respectively, (ii) the forms of Common Stock Purchase Warrant, granted May 9, 2025 in connection with the Mwsipe transaction, a copy of each of which was filed as an exhibit to the 10-Q and are filed herewith as Exhibits 10.122, 10.123, and 10.124; and (iii) the forms of the 14-month Straight Promissory Notes issued in connection with the “Mswipe transaction”, dated May 9, 2025, a copy of each of which was filed as an exhibit to the 10-Q and are filed herewith as Exhibits 10.121 and 10.126. Readers are encouraged to read those Exhibits in full for a more comprehensive understanding of the Mswipe transaction.

Section 8 - Other Events
Section 8.01 - Other Events.
On May 13, 2025, ALT5 issued a press release announcing the acquisition of Mswipe. A copy of that press release is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K.
Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
a.Financial Statements of Business Acquired.

The audited balance sheets of Mswipe as of April 30, 2025 and 2024, and the audited consolidated statements of operations, changes in equity, and cash flows for the year then ended, and the notes thereto, are attached hereto as Exhibit 99.1.

b.Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements for the year ended December 28, 2024 and the three months ended March 29, 2025 for ALT5 Sigma Corporation are hereby filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of ALT5 Sigma Corporation and Mswipe.
c.Exhibits.
The following exhibits are attached hereto:

Exhibit No.	Description
10.120	Form of Securities Purchase Agreement with Mswipe Technologies, Inc., dated May 9, 2025.
10.121	Form of a Promissory Note in favor of Dr. Peter Francis Lue, dated May 9, 2025.
10.122	Form of a Common Stock Purchase Warrant, dated May 9, 2025.
10.123	Form of a Common Stock Purchase Warrant, dated May 9, 2025.
10.124	Form of a Common Stock Purchase Warrant, dated May 9, 2025.
10.125	Form of a Covenant Against Competition, dated May 9, 2025.
10.126	Form of a Promissory Note in favor of Peter Karam, dated May 9, 2025.
23.1	Consent of Franco La Posta, CPA independent auditor.
99.1	Audited Financial Statements of 9323-9044 Quebec Inc. (Mswipe) and the notes thereto as of April 30, 2025 and the year then ended.
99.2	Unaudited pro forma combined financial statements of ALT5 Sigma Corporation and Mswipe for the year ended December 28, 2024 and the three months ended March 29, 2025.
99.3	Press Release, dated May 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 Sigma Corporation

	By:	/s/ Peter Tassiopoulos
	Name:	Peter Tassiopoulos
	Title:	Chief Executive Officer

Dated: July 23, 2025